UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Amendment No. 1 to
FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 7, 2014

DubLi, Inc.
(Exact name of registrant as specified in its charter)

Nevada	0-49801	13-4067623
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6750 N. Andrews Avenue, Suite 200
Ft. Lauderdale, FL 33309
(Address and zip code of principal executive offices)

Registrant’s telephone number, including area code: (561) 362-2381

5200 Town Center Circle, Suite 601
Boca Raton, FL 33486
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240-14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

DubLi, Inc. (the “Company”) is filing this Amendment No. 1 on Form 8-K/A (this “Amendment”) to the Company’s Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission on May 9, 2014 (the “Original Filing”) solely to amend Item 4.01 and to file the letter required by Item 304(a)(3) of Regulation S-K as Exhibit 16.1 with respect to the amended disclosures in Item 4.01.  Except as described above, this Amendment makes no other changes to the Original Filing.

Item 4.01 Changes in Registrant’s Certifying Accountant.

On April 7, 2014, Cherry Bekaert, LLP (“Cherry Bekaert”), an independent registered public accounting firm, gave verbal notice to the Company that Cherry Bekaert will not stand for re-appointment to be the Company’s independent registered public accounting firm for the fiscal year ended September 30, 2013. Cherry Bekaert will continue its role as the Company’s independent registered public accounting firm for the fiscal year ended September 30, 2012.  Cherry Bekaert will complete the audit of the financial statements as of and for the fiscal year ended September 30, 2012 at which point their engagement will cease, and has not and will not perform any services for the Company with respect to any fiscal period after September 30, 2012.

The report on the Company’s consolidated financial statements for the fiscal year ended September 30, 2011 did not contain an adverse opinion or a disclaimer of opinion, nor was such report qualified or modified as to uncertainty, audit scope or accounting principles. During the two fiscal years ended September 30, 2012 and through April 7, 2014, (i) there have been no disagreements with Cherry Bekaert on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which disagreements, if not resolved to the satisfaction of Cherry Bekaert, would cause Cherry Bekaert to make reference to the matter in their report on the Company’s consolidated financial statements for such year, and (ii) there have been no “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided Cherry Bekaert with a copy of the disclosures in this Current Report on Form 8-K and has requested Cherry Bekaert to furnish the Company with a letter addressed to the U.S. Securities and Exchange Commission, as required by Item 304(a)(3) of Regulation S-K, stating whether they agree with the above statements and if not, to state the respects in which they do not agree with such statements. Cherry Bekaert’s response letter, dated May 16, 2014, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

The Company has also authorized Cherry Bekaert to respond fully to the inquiries of the Company’s successor certifying accountants once one has been engaged.

Item 9.01 Financial Statements and Exhibits.

Exhibits

Number	Description
10.1	Loan Agreement dated May 6, 2014 between DubLi, Inc. and Sleiman Chamoun. *

16.1	Cherry Bekaert’s letter addressed to the U.S. Securities and Exchange Commission dated May 16, 2014. **

*           Previously filed.
**         Filed herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DubLi, Inc.
(Registrant)
Date: May 16, 2014
	By:	/s/ Michael Hansen
Michael Hansen
Chief Executive Officer

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